UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MICROVISION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 07, 2017

Meeting Information

	MICROVISION, INC.	Meeting Type: Annual Meeting
For holders as of: April 13, 2017
		Date: June 07, 2017	Time: 9:00 AM PDT
Location: The Courtyard Marriott
Bellevue/Redmond 14615 NE 29th Place Bellevue, WA 98007

MICROVISION, INC 6244 185TH AVE NE SUITE 100 REDMOND, WA 98052		You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Combined Notice and Proxy Statement and Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow    (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2017 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:
1.	To elect the seven nominees for director named in the proxy statement.
Nominees
01	Robert P. Carlile	02	Yalon Farhi	03	Slade Gorton	04	Perry Mulligan	05	Alexander Y. Tokman
06	Brian Turner	07	Thomas M. Walker
The Board of Directors recommends you vote FOR the following proposals:
2.	To approve the proposed amendment to the 2013 MicroVision, Inc. Incentive Plan.					NOTE: The Board of Directors recommends a vote FOR the election of the seven nominees for director named in the proxy statement, a vote FOR the amendment to the 2013 MicroVision, Inc. Incentive Plan, a vote FOR ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm, a vote FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as such information is disclosed in this Proxy Statement under the heading Executive Compensation (commonly referred to as “say-on-pay”); and to hold a say-on-pay vote once every THREE YEARS.
3.	To ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the current fiscal year.
4.	To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote 3 YEARS on the following proposal:
5.	To approve, on an advisory and non-binding basis, the frequency of future executive compensation votes.